UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒ Definitive Proxy Statement

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DYNARESOURCE, INC.

(Name of Registrant as Specified In Its Charter)

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DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of DynaResource, Inc.:

The 2025 annual meeting (the “Annual Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held virtually and conducted via a live webcast. You can attend the Annual Meeting online, submit your questions and vote your shares by visiting www.virtualshareholdermeeting.com/DYNR2025. The meeting will be held on Monday, June 23, 2025, at 12:00 p.m. Central Time. The meeting will be convened for the following purposes:

1.
To elect seven Class I Directors to the Company’s Board of Directors.

2.
To elect one Class II Director to the Company’s Board of Directors.

3.
To ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2025.

4.
Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date:

Our Board of Directors (our “Board”) has fixed the close of business on April 28, 2025 as the record date for determining which stockholders are entitled to notice of and vote at the Annual Meeting, or any postponements or adjournments thereof.

Notice and Access:

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”). We believe this method expedites our stockholders’ receipt of proxy materials, conserves natural resources and significantly reduces the costs of the Annual Meeting. On or about April 30, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. Our Proxy Statement and Annual Report are available on our website at www.dynaresource.com. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC. Additionally, and in accordance with SEC rules, the Proxy Statement and the Annual Report are both available on the Internet at: www.proxyvote.com. You may request copies of the proxy materials, including our Proxy Statement, without charge by sending a written request to DynaResource, Inc., Attention: Corporate Secretary, 222 W. Las Colinas Blvd., Suite 1910 North Tower, Las Colinas, Irving, TX 75039, or via e-mail at info@dynaresource.com.

Board Recommendations:

Our Board unanimously recommends that you vote “FOR” Proposals 1, 2 and 3.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your shares are represented. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and our Annual Meeting” in the Proxy Statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting or to vote your shares at the Annual Meeting.

By Order of the Board of Directors,

/s/ Rohan Hazelton
Rohan Hazelton
Chief Executive Officer April 30, 2025

Approximate Date of Mailing of Proxy Materials: April 30, 2025

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING	2

CORPORATE GOVERNANCE	7

EXECUTIVE COMPENSATION	12

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23

REPORT OF THE AUDIT COMMITTEE	23

PROPOSALS 1 AND 2: ELECTION OF DIRECTORS	24

PROPOSAL 3: RATIFY THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025	27

QUORUM AND VOTING REQUIREMENTS	29

HOUSEHOLDING OF PROXY MATERIALS	30

WHERE YOU CAN FIND MORE INFORMATION	30

OTHER BUSINESS	31

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING	31

INCORPORATION BY REFERENCE	31

ProxyDYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

ANNUAL MEETING OF THE STOCKHOLDERS

To Be Held June 23, 2025

PROXY STATEMENT

We are providing this Proxy Statement in connection with the solicitation by the Board of Directors (our “Board”) of DynaResource, Inc., a Delaware corporation (the “Company,” “DynaResource,” “we” or “us”), of proxies to be voted at our 2025 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”). This year’s Annual Meeting will be a virtual meeting of stockholders to be held over the internet via live webcast. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the meeting at www.virtualshareholdermeeting.com/DYNR2025.

We believe that the use of the internet to host the Annual Meeting enables full and equal participation by all our stockholders from nearly any location in the world at little to no additional cost to any such stockholder.

On or about Wednesday, April 30, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our stockholders of record as of the close of business Monday, April 28, 2025 (the “Record Date”), containing instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (the “Annual Report”) and other proxy materials online, and how to vote. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. You will not receive printed copies of the proxy materials in the mail unless you specifically request them.

The Annual Meeting will take place via webcast on Monday, June 23, 2025, at 12:00 p.m., Central Time. You will be able to attend the Annual Meeting and to vote and submit questions during the Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DYNR2025 and entering the 16-digit control number included on your Notice, your proxy card, or voter instruction form. The live webcast format of our Annual Meeting is designed to provide our stockholders with the same rights and opportunities to participate as they would at an in-person meeting. In addition to being able to vote during the Annual Meeting, the platform for the Annual Meeting will permit stockholders to submit appropriate questions during the Annual Meeting through the website for the Annual Meeting, and we will answer as many questions submitted in accordance with the rules of conduct for the Annual Meeting as possible in the time allotted for the Annual Meeting. If we receive substantially similar questions, we may group them together and provide a single response to prevent repetition. The question-and-answer session will follow the formal matters to be addressed at the Annual Meeting. If you plan to attend the Annual Meeting, you must be a stockholder of record as of the close of business on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MONDAY, JUNE 23, 2025.

We have elected to provide access to the proxy materials for the Annual Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) “Notice and Access” rules. On or about April 30, 2025, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 (“Annual Report”) and Annual Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail. The Company’s Proxy Statement and Annual Report are available on our website at www.dynaresource.com. Additionally, and in accordance with SEC rules, the Proxy Statement and the Annual Report are both available on the Internet at: www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND OUR ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The Annual Meeting is being held to permit our stockholders to consider and vote upon the following:

1.
The election of seven Class I Directors to the Company’s Board of Directors.

2.
The election of one Class II Director to the Company’s Board of Directors.

3.
The ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2025.

4.
Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for action at the Annual Meeting.

Q: What is the Board’s Recommendation regarding these proposals?

A: We sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Annual Meeting. The Board’s recommendations are set forth together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

•
FOR the election of each of the Class I directors.
•
FOR the election of the Class II director (Series C Preferred Stock voting only).
•
FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2025.

Q: Why did I receive the Notice in the mail instead of a full set of printed proxy materials?

A: Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending the Notice regarding the internet availability of the proxy materials to most of our stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request receipt of proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following instructions set forth in the Notice.

Q: Who is entitled to vote at the Annual Meeting?

A: All Proposals: only holders of record of shares of Common Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock as of the close of business (5:00 p.m., Central Time) on April 28, 2025, the record date fixed by the Board (the “Record Date”), were entitled to receive notice of and to vote at the Annual Meeting. As of April 28, 2025, 29,315,726 shares of Common Stock, 1,734,992 shares of Series C Preferred Stock, 760,000 shares of Series D Preferred Stock and 1,552,795 Series E Preferred Stock were outstanding and eligible to vote. On matters on which they are entitled to vote, each holder of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock is entitled to the number of votes equal to the number of Common Shares into which such holder’s shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, respectively, could be converted. As of the Record Date, the 1,734,992 shares of Series C Preferred Stock outstanding were convertible into an aggregate 2,224,349 shares of Common Stock, the 760,000 shares of Series D Preferred Stock outstanding were convertible into an aggregate 760,000 shares of Common Stock and the 1,552,795 shares of Series E Preferred Stock were convertible into an aggregate 1,552,795 shares of Common Stock.

Proposal 1 – Election of Class I Directors: only the holders of Common Stock will vote, as a single class.

Proposal 2 – Election of Class II Director: only the holders of Series C Preferred will vote as a single class.

Proposal 3 – Ratification of Davidson & Company LLP: the holders of the shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an “as converted” basis), together with the holders of the shares of Common Stock, will vote as a single class.

Q: What shares can I vote?

A: As described in the immediately preceding Question, Proposal 1 is only open to shares of Common Stock, Proposal 2 is only open to shares of Series C Preferred Stock, and Proposal 3 is open to shares of Common Stock and Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (on an as-converted basis). With that caveat, you may vote all shares of the Company’s Common Stock owned by you, or issuable upon conversion of the Company’s Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock you own, in each instance as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held or were entitled to receive upon conversion of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock on the Record Date. A list of record stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Annual Meeting.

Q: How can I vote my shares?

A: Your shares can be voted as follows:

Vote by Internet

You may vote by Internet prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on April 30, 2025 up until 11:59 p.m. Eastern Time on June 22, 2025.

Vote Online at the Meeting	You can vote online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/DYNR2025.
Vote by Mail	To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Vote by Telephone

You may vote by telephone prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on April 30, 2025 up until 11:59 p.m. Eastern Time on June 22, 2025.

You can vote either live online by attending the virtual Annual Meeting via webcast or by proxy (whether or not you attend the virtual Annual Meeting via webcast). To vote while attending the virtual Annual Meeting via webcast, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2025 and will need to enter the 16-digit control number included on your Notice, your proxy card or voter instruction form.

If you are a record holder, you can submit your vote by proxy in any of the following ways:

•	Vote by internet up until 11:59 p.m. Eastern Time on June 22, 2025, using the instructions in the Notice you received in the mail or on the proxy card;

•	Vote by toll-free telephone up until 11:59 p.m. Eastern Time on June 22, 2025, using the instructions on the proxy card; or

•

If you requested and received printed copies of this Proxy Statement and the Annual Report and other proxy materials, you may vote by filling out the proxy card enclosed with the materials, dating and signing it, and returning it in the accompanying postage-paid envelope.

If a broker, bank, or other nominee was the record holder of your stock on the Record Date, you will be able to instruct your broker, bank, or other nominee on how to vote by following the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee. If you wish to vote in person via attendance at the Annual Meeting, you will need to obtain a valid proxy from your broker, bank or other nominee authorizing you to vote your shares at the Annual Meeting by following the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

As a record holder, if you submit voting instructions by telephone or by the internet, you may change your vote by following the same instructions used in originally voting your shares at any time prior to the vote during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, or other nominee. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Your vote is important. Whether or not you plan to attend the Annual Meeting via webcast, we urge you to submit your voting instructions to the proxy holders as soon as possible.

Q: How will my shares be voted if I return a blank proxy card?

A: If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•	FOR the election of each of the nominees for Class I directors.

•	FOR the election of the nominee for Class II director.

•	FOR the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for 2025.

If any other matter properly comes before the Annual Meeting or any adjournments or postponements thereof, the proxy holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

Q: What are “broker non-votes”?

A: A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker, bank, or other nominee does not have discretionary authority to vote the shares. Brokers, banks, and other nominees do not have discretionary authority to vote on the election of directors to serve on our Board (Proposals 1 and 2). As a result, if you hold your shares in street name and do not provide voting instructions on these proposals to your broker, bank, or other nominee, your shares will be considered broker non-votes and will not be voted on such proposals. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum but will not be considered entitled to vote on Proposal 1 or Proposal 2. Brokers, banks, and other nominees generally have discretionary authority to vote on Proposal 3, the ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm.

Q: How many shares must be present to hold the Annual Meeting?

A: The presence, via attendance at the Annual Meeting or by proxy, of a majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters on which such voting group has the right to vote constitutes a quorum of that voting group necessary for the transaction of the applicable business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Failure of a quorum to be represented at the Annual Meeting will necessitate an adjournment or postponement of the Annual Meeting and will subject the Company to additional expense.

Q: What happens if additional matters are presented at the Annual Meeting?

A: Other than the proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Rohan Hazelton, Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q: Who will count the votes?

A: A representative designated by Broadridge Financial Solutions, Inc. (“Broadridge”) will act as Inspector of Elections and will tabulate votes. In connection with the duties as Inspector of Elections, Broadridge’s representative will also determine whether a quorum is present, evaluate the validity of proxies and ballots and certify the voting results.

Q: What vote is required to approve each proposal?

A: Proposal 1: Election of Class I Directors

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As such, the seven Class I director nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected to serve on our Board as Class I directors until our 2026 annual meeting or stockholders, or until her or his successor is duly elected and qualified. Brokers do not have discretionary authority to vote on the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote of the election of directors as they are not considered votes cast.

Proposal 2: Election of Class II Directors

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote at the Annual Meeting. As such the Class II director nominee who receives the greatest number of votes cast at the Annual Meeting by the shares present, either in person or by proxy, and entitled to vote will be elected to serve on our Board as a Class II director until our 2026 annual meeting or stockholders, or until her or his successor is duly elected and qualified. Brokers do not have discretionary authority to vote on the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote of the election of directors as they are not considered votes cast.

Proposal 3: Ratification of Davidson & Company LLP

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the ratification of the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Because brokers have discretionary authority to vote on the ratification of the selection of Davidson & Company LLP as our independent registered public accountants, we do not expect any broker non-votes in connection with this proposal. If you abstain from voting on this proposal, your abstention will have the same effect as a vote against the proposal.

Q: Where can I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Annual Meeting.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Annual Meeting, which we will pay.

Q: What do I need to do to attend the Annual Meeting?

A: If you wish to attend the Annual Meeting via webcast, you must be a stockholder of record as of the close of business on the Record Date. If you are a stockholder of record, or if you hold a legal proxy for the Annual Meeting provided by your broker, bank, or other nominee, you may attend the virtual Annual Meeting via a live webcast by visiting www.virtualshareholdermeeting.com/DYNR2025 and entering the 16-digit control number included on your Notice, your proxy card or voter instruction form. If you do not own your shares directly, but instead are the beneficial owner of shares held in “street name” by a broker, bank or other nominee and wish to attend the Annual Meeting, you should follow the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

To vote or submit a question during the virtual Annual Meeting, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2025 and will need to enter the 16-digit control number included on your Notice, your proxy card, or voter instruction form.

Broadridge is hosting our Annual Meeting and, on the date of the Annual Meeting, will be available to answer your questions regarding how to attend and participate in the Annual Meeting. More information on technical support issues relating to access to, and participation in, the Annual Meeting is provided under the heading “What if during the virtual Annual Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Annual Meeting?”

If you do not own your shares directly, but instead are the beneficial owner of shares held in “street name” by a broker, bank or other nominee and wish to vote or submit a question during the Annual Meeting, you should follow the instructions on the voting instruction form or the Notice you receive from your broker, bank, or other nominee.

The Annual Meeting platform is fully supported across browsers (Microsoft Edge, Google Chrome, and Apple Safari) and devices (including computers, tablets, and cell phones) running the most updated version of applicable software. Participants should ensure that they have a reliable Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should allow time to log in and ensure that they can hear streaming audio prior to the start of the virtual Annual Meeting.

Q: How do I submit a question during the virtual Annual Meeting?

A: We will hold a question-and-answer session following the formal business portion of the meeting during which stockholders may submit questions to us. If you would like to submit a question during the virtual Annual Meeting, once you have logged into the webcast at www.virtualshareholdermeeting.com/DYNR2025, simply type your question in the “ask a question” box and click “submit.” We will answer as many questions submitted in accordance with the rules of conduct for the virtual Annual Meeting as possible in the time allotted for the virtual Annual Meeting. If we receive substantially similar questions, we may group them together and provide a single response to prevent repetition.

Q: What if during the virtual Annual Meeting I have technical difficulties or trouble accessing the live webcast of the virtual Annual Meeting?

A: We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately thirty minutes before the virtual Annual Meeting on Monday, June 23, 2025. If you encounter any difficulties accessing the Annual Meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. On Monday, June 23, 2025, there will be technicians available to assist you beginning at 11:30 a.m., Central Time.

Q: How and when may I submit a stockholder proposal for any Annual Meeting of Stockholders?

A: If any stockholder wishes to propose a matter for consideration at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2026 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before December 31, 2025. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, our Amended and Restated Bylaws (as amended to date, “Bylaws”) permit stockholders to nominate directors and present other business for consideration at our 2026 Annual Meeting. To make a director nomination or present other business for consideration at the 2026 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at our principal executive offices no earlier than February 23, 2026 nor later than March 25, 2026. In the event that the date of the 2026 Annual Meeting is called for a date that is more than 30 days in advance of the anniversary of this year’s Annual Meeting or later than 70 days after the anniversary of this year’s Annual Meeting, such notice by the stockholder must be so received by the Board not later than the close of business on the later of the 90th day prior to such next annual meeting or the close of business on the 10th day following the date the Company publicly announces the date of such next annual meeting (by press release or SEC filing). Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws and applicable SEC rules. To receive a copy of our Bylaws, write to the Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039.

CORPORATE GOVERNANCE

Executive Officers

The names of our current executive officers and each of their ages and positions as of the Record Date is set forth below.

Name	Age	Position
Rohan Hazelton	51	President and Chief Executive Officer
Alonso Sotomayor	40	Chief Financial Officer

The biographies of our current executive officers are as follows:

Rohan Hazelton

Mr. Hazelton has 23 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Prior to joining the Company, Mr. Hazelton was Chief Executive Officer of NorZinc Ltd, a zinc-lead-silver developer, Chief Financial Officer of both Cerrado Gold (TSXV: CERT) and Ascendant Resources (TSX: ASND), and co-founded KORE Mining (TSXV: KORE), serving as KORE’s CEO. Prior to that, he worked at Goldcorp, and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals, Gryphon Gold, as well as several non-profits, and is currently a director of Search Minerals Inc (TSXV:SMY). He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics. Mr. Hazelton holds dual citizenship in Canada and the US.

Alonso Sotomayor

Mr. Sotomayor started his career in a mining-specific role with accounting firm McGovern Hurley LLP, followed by progressively senior roles in the Toronto Mining Groups at KPMG and Deloitte Canada overseeing files on numerous Canadian listed mining companies. Since 2017, Mr. Sotomayor has held the position of Corporate Controller of Ascendant Resources Inc. and Corporate Controller of Cerrado Gold Inc. since 2020. He was also Chief Financial Officer of Voyager Metals, Inc. from November 2019 to May 2023, when it was acquired by Cerrado Gold, Inc. He holds a B.B.A. in Management and Accounting from the University of Toronto, graduating in 2008.

Directorships

The current Board consists of Mr. Koy W Diepholz, Mr. Rohan Hazelton, Mr. Quinton Hennigh, Mr. Brent Omland, Mr. Phillip Rose, Mr. Dale Petrini, and Ms. Maria Virginia Anzola.

Except as otherwise reported otherwise in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

For more information on our current directors and director nominees, please see the information included in Proposals 1 and 2 – Election of Directors, beginning on page 28 of this Proxy Statement.

Board of Directors Independence

The Board has determined that the following directors and director nominees are independent within the meaning of the applicable Nasdaq rules: Mr. Cabrera, Mr. Hennigh, Mr. Omland, Mr. Rose, Mr. Petrini and Ms. Anzola.

Board Leadership Structure and Role in Risk Oversight

Mr. Hazelton currently holds the roles of a Director, President and Chief Executive Officer (“CEO”). As a director and CEO, Mr. Hazelton serves as the primary liaison between the Company and the independent directors. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions.

The Board has five standing committees: (i) Audit, (ii) Compensation, (iii) Nominating & Governance (“Nominating”), (iv) Sustainability, Environment, Health & Safety (“SEHS”), and (v) Technical. The Audit,Compensation and SEHS committees are comprised entirely of independent directors. The Nominating committee is comprised of three independent directors and one director that is not independent. The Technical committee is comprised of two independent directors and one director that is not independent. Each of these committees, with the exception of the Technical committee, has a separate chairman who is an independent director. Our non-management members of the Board meet in executive session at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO and as a director communicates frequently with other members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	SEHS	Technical
Koy W. Diepholz
Rohan Hazelton				X		X
Quinton Hennigh	X				X	X
Brent Omland	X	X	X	X
Phillip Rose	X	X	X	X
Dale Petrini	X	X	X		X	X
Maria Virginia Anzola	X			X	X

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is currently comprised of Mr. Phillip Rose (Chairman), Mr. Brent Omland and Mr. Dale Petrini., each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements for audit committee members. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.dynaresource.com. The Board has also determined that Mr. Rose is an “audit committee financial expert,” as defined by the applicable rules of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee currently consists of Mr. Dale Petrini (Chairman), Mr. Brent Omland and Mr. Phillip Rose, each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements. In addition, each member of the Compensation Committee has been determined to be a non-employee director under Rule 16b-3 as promulgated under the Exchange Act. The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation, and its charter is available on our website at www.dynaresource.com.

Nominating Committee

The Nominating Committee currently consists of Mr. Rohan Hazelton, Mr. Dale Petrini, Mr. Phillip Rose (Chair until January 6, 2025) and Ms. Maria Virginia Anzola (Chair since January 6, 2025), each of whom, other than Mr. Hazelton, the Board has determined satisfies the applicable SEC and Nasdaq independence requirements.

The Nominating Committee reviews, evaluates and proposes candidates for election to our Board, and considers any nominees properly recommended by stockholders. The Nominating Committee promotes the proper constitution of our Board so that it meets its fiduciary obligations to our stockholders, and oversees the establishment of, and compliance with, appropriate governance standards. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s). The Nominating Committee Charter is available on our website at www.dynaresource.com.

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any annual meeting of stockholders, including confirmation of the candidate’s consent to serve as a director.

SEHS Committee

The SEHS Committee consists of Dr. Quinton Hennigh (Chairman), Mr. Dale Petrini and Ms. Maria Virginia Anzola. The SEHS Committee reviews, monitors and makes recommendations to the Board with respect (i) to the Company’s compliance with applicable legal, regulatory, and voluntarily adopted standards related to health and safety, environmental matters, climate-related matters, reclamation and closure matters, community and stakeholder relationships (including social license and the engagement of Indigenous peoples, when applicable), human rights (including Indigenous rights, when applicable) and related matters (collectively, “Sustainability Matters”); (ii) the Company’s strategy with respect to Sustainability Matters, including, without limitation, the adoption of any targets to reduce greenhouse gas emissions and any strategic plans to address other climate-related and nature-based risks and opportunities; (iii) the development and implementation by management of policies, programs, and systems related to the monitoring and external reporting of the Company’s performance concerning Sustainability Matters, (iv) the monitoring of risks related to Sustainability Matters, and (v) the monitoring of significant international and local developments in relevant policies, regulations, and trends related to Sustainability Matters.

Technical Committee

The Technical Committee consists of Mr. Rohan Hazelton (Chairman), Dr. Quinton Hennigh and Mr. Dale Petrini. The main purpose of the Technical Committee is to review, monitor, and make recommendations to the Board regarding the Company's technical and operational matters. Additionally, the Committee assists the Board in carrying out its responsibilities with respect to overseeing the operating activities of the Company, from a technical and scheduling perspective. The Committee is also responsible for Board oversight of production forecasts, budgets, life of mine plans, reserves and resources, and management's proposed public disclosures related to technical matters.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o DynaResource, Inc., Attention: Corporate Secretary, 222 W Las Colinas Blvd, Suite 1910 North Tower, Irving, Texas 75039, or via e-mail at info@dynaresource.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

Our Board held, during the year 2024, a total of ten regularly scheduled and special meetings, the Audit Committee held four meetings, the Compensation Committee held ten meetings and the Nominating Committee held one meeting. Each of our incumbent directors attended at least 75% of the Board and Committee meetings. The SEHS and Technical committees were formed in 2025 so there were no meetings of those committees in 2024.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy regarding Board members’ attendance at annual meetings of stockholders, however our directors are encouraged to attend such annual meetings.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Nominating Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by the Nominating Committee and nominated by the full Board.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (“Code of Ethics”), which is available on our website at www.dynaresource.com.

Conflicts of Interest

Members of our management may be associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become stockholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Hedging Activities

We have not adopted any policies or practices regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Insider Trading Policies

We have included in our Code of Ethics described above certain insider trading policies governing the purchase, sale, and other dispositions of our securities by directors, senior management, and employees that are reasonably designed to promote compliance with applicable insider trading laws, rules, and regulations, and any listing standards applicable to us.

Grants of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Our Compensation Committee approves all equity award grants to our NEOs on or before the grant date. We do not currently have a practice of making periodic or scheduled equity award grants. On occasion, however, the Compensation Committee may grant equity awards for new hires, promotions, recognition, retention, or other purposes. While the Compensation Committee has discretionary authority to approve equity awards to our NEOs as described above, the Compensation Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs or otherwise for the purpose of affecting the value of executive compensation.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2024, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2024 were filed in a timely manner, except as follows:

•
A Form 3 for Mr. Brent Omland was not filed to report Mr. Omland’s appointment as a director on February 16, 2024.

•
A Form 3 for Mr. Quinton Hennigh was filed late on February 27, 2024 to report Mr. Hennigh’s appointment as a director on February 16, 2024.

•
A Form 3 for Mr. Alonso Sotomayor was filed late on August 20, 2024 to report Mr. Sotomayor’s appointment as Chief Financial Officer on July 22, 2024.

•
A Form 3 for Mr. Rohan Hazelton was filed late on October 22, 2024 to report Mr. Hazelton’s appointment as President, Chief Executive Officer and Director on June 3, 2024.

•
A Form 4 for Mr. Rohan Hazelton was filed late on October 22, 2024 to report the grants of 500,000 restricted stock units and options to purchase 750,000 shares of common stock of the Company on June 3, 2024.

•
A Form 4 for Mr. Koy W. Diepholz was filed late on April 4, 2025 to report the grant of 186,355 shares of common stock of the Company on June 27, 2024, the purchase of 250 shares of the common stock of the Company on October 15, 2024, and the purchase of 100 shares of the common stock of the Company on October 17, 2024.

Family Relationships

The former President and CEO and current Chairman, Mr. Koy Diepholz, has not been nominated to stand for reelection as a director at the Annual Meeting. However, his son, Tayler Diepholz, is a director nominee.

EXECUTIVE COMPENSATION

Through the fiscal year ended December 31, 2024, we were a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act. Pursuant to applicable SEC rules, we have elected to continue to rely on the scaled disclosure requirements for smaller reporting companies through the filing of our Annual Report on Form 10-K, including the information in this proxy statement required by Part III of Form 10-K and incorporated by reference therein.

Although the rules allow us to provide less detail about its executive compensation program, the Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2024 executive compensation program for the following individuals, collectively referred to herein in this proxy statement as our “named executive officers”:

Rohan Hazelton, our President and Chief Executive Officer

Alonso Sotomayor, our Chief Financial Officer

Koy W. Diepholz, our Chairman and former Chief Executive Officer

Dr. Jose Vargas Lugo, director of Mexican Operations and former director

Rene Mladosich, former General Manager at San Jose de Gracia and former director

Overview of Executive Compensation Program

The Board and the Compensation Committee are responsible for establishing, implementing and continually monitoring adherence without compensation philosophy and executive compensation programs. The Board and the Compensation Committee strive to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers, including the named executive officers, are similar to those provided to executive officers at comparable companies in similarly situated positions, which allows us to attract and retain talented executives.

Compensation Objectives and Philosophy

Our compensation programs are designed to attract and retain qualified and talented executives, motivate such executives to achieve business goals and reward them for short and long-term performance with a simple and clear compensation structure. To achieve this objective, the Compensation Committee structures our executives’ compensation with a number of key elements, each with its own focus and purpose. We intend for total compensation, which we define as base salary, short-term incentive cash compensation, equity compensation and benefits to be competitive in our industry in which we compete for talent in order to help us achieve our short- and long-term financial and operational goals. Our Board reviews compensation annually for our executives. In setting executive base salaries and bonuses and granting equity incentive awards, we consider the following:

•
Compensation for comparable positions in the mining industry;
•
Historical compensation levels of our executives;
•
Individual performance as compared to our expectations and objectives; and
•
Our desire to motivate our employees to achieve short and long-term results that are in the best interests of our stockholders and a long-term commitment to DynaResource.

The following Summary of Compensation table sets forth the compensation paid by our Company during the two fiscal years ended December 31, 2024 and 2023, to our NEOs.

Summary of Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (4)	Stock Awards (5)	All Other Compensation	Total Compensation
Rohan Hazelton	2024	$118,125	$-	$120,575	$875,000	$13,125	$1,126,825
Chief Executive Officer	2023	$-	$-	$-	$-	$-	$-
Alonso Sotomayor	2024	$64,875	$-	$-	$317,250	$7,208	$389,333
Chief Financial Officer	2023	$-	$-	$-	$-	$-	$-
K.W. (“K.D.”) Diepholz	2024	$151,350	$300,000	$-	$707,000	$150,000	$1,308,350
Chairman and former CEO (1)	2023	$321,000	$326,121	$-	$411,250	$-	$1,058,371
Dr. Jose Vargas Lugo	2024	$150,000	$75,000	$-	$53,500	$-	$278,500
Director of Operations – Mexico (2)	2023	$150,228	$75,000	$-	$53,500	$66,858	$350,836
Rene L.F. Mladosich	2024	$92,055	$-	$-	$-	$-	$92,055
GM of SJG Project (former) (2)(3)	2023	$204,512	$100,000	$-	$132,188	$-	$436,700

(1) The former CEO resigned on June 3, 2024 and remained as Chairman. The bonus for the year ended December 31, 2023 was paid in 2024.

(2) Compensation amounts paid to these executives were denominated in pesos and therefore varies from their employment agreements due to exchange rate differences.

(3) Mr. Mladosich’s employment was terminated on June 17, 2024.

(4) The amounts reported represent the aggregate grant date fair value of stock options subject to time vesting computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

(5) The amounts reported represent the aggregate grant date fair value of RSUs awarded in the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The assumptions used in the calculation of these amounts are included in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Employment Arrangements

In December 2022, the Compensation Committee approved restricted stock awards to employees, directors and consultants of the Company. The stock awards approved were issued to each of Messrs. Diepholz, Lugo and Mladosich with 25% of such awards vesting immediately and the remainder vesting in 25% increments on December 31 of each of the next three years, subject to resignation or termination provisions. Each of the above named executive officers signed three-year employment agreements with the Company with customary terms and change of control provisions. In June 2024, Mr. Diepholz’ employment agreement was superseded by an agreement defining his business relationship with the Company, and his remaining stock grants vested. Mr. Mladosich’s employment with the Company was terminated in June 2024, and his remaining grants were forfeited.

Rohan Hazelton. On June 3, 2024, the Company and Mr. Hazelton entered into an employment agreement pursuant to which Mr. Hazelton receives a base salary of $225,000 per year plus 10% in lieu of ordinary executive benefits during the period he worked primarily from his Canadian office. In 2025, Mr. Hazelton transitioned to his office in Florida. Additionally, he is eligible to receive an annual discretionary bonus of up to 50% of his base salary, payable entirely in deferred stock units (“DSUs”). In connection with his engagement, Mr. Hazelton also received options to purchase up to 750,000 shares of the Company’s common stock at an exercise price of $1.75 per share, with such options vesting in three equal installment on each of the first three anniversaries of the grant date, 500,000 DSUs payable in Company common stock upon achievement of certain performance targets, and 500,000 restricted stock units payable in the Company’s common stock, which vest in three equal installments on each of the first three anniversaries of the grant date.

Alonso Sotomayor. On July 22, 2024, the Company and Mr. Sotomayor entered into an employment agreement pursuant to which Mr. Sotomayor receives a base salary of $162,500 per year plus 10% in lieu of ordinary executive benefits while he works primarily from his Canadian office. Additionally, and is eligible to receive an annual discretionary bonus of up to 40% of his base salary. In connection with his engagement, Mr. Sotomayor also received 225,000 restricted stock units, which vest in three equal installment on each of the first three anniversaries of the grant date.

Outstanding Equity Awards at December 31, 2024

The following table presents information about equity awards held by each of the NEOs as of December 31, 2024.

	Option awards				Stock awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Option exercise price ($) (e)	Option expiration date (f)	Common stock awards not vested (g)	Value of common stock awards not vested (h)
Rohan Hazelton	-	750,000 (1)	$1.75	June 3, 2029	1,000,000 (2)	$1,000,000
Alonso Sotomayor	-	-	-	-	225,000 (3)	$225,000
Dr. Jose Vargas Lugo	-	-	-	-	25,000 (4)	$25,000

(1) The options vest one-third per year on each of the first three anniversaries of the grant date of June 3, 2024.

(2) Comprised of (i) 500,000 RSUs that vest one-third per year on each of the first three anniversaries of the grant date of June 3, 2024, and (ii) 500,000 DSUs that vest based on achievement of certain performance criteria as determined by the Compensation Committee.

(3) Comprised of 225,000 RSUs that vest one third per year on each of the first three anniversaries of the grant date of July 22, 2024.

(4) Mr. Lugo’s restricted stock grants vest 25% (25,000 shares) each December 28 starting on December 28, 2022. As of December 31, 2024, Mr. Lugo has 25,000 shares remaining to vest on December 28, 2025.

Retirement Benefits

There are no retirement benefit arrangements covering our NEOs.

Termination and Change in Control Benefits

Pursuant to the terms of the employment agreement entered into by Dr. Lugo and the Company as of April 19, 2023, in the event of a termination of Dr. Lugo’s employment with the Company (i) by the Company without cause, (ii) by Dr. Lugo for good reason, (iii) as result of Dr. Lugo’s death or disability, or (iv) by the Company or any successor of the Company within twelve months following a Change In Control (as defined in the employment agreement), Dr. Lugo (or, as applicable, his beneficiary, heir or estate) will be entitled to receive all accrued benefits under his employment agreement together with amounts equal to his base salary and the maximum annual bonus to which he would have been entitled if he had remained employed through the end of the term of his employment agreement, which amounts are payable following such termination on the normally scheduled dates for payments of base salary and annual bonus under his employment agreement. Payment of such amounts is subject to customary conditions, including Dr. Lugo’s compliance with certain restrictive and other covenants contained in his employment agreement, the execution of applicable resignations from offices and other positions held in the Company or any of its affiliates, and the execution of a general release of claims acceptable to the Company.

Pursuant to the terms of an agreement entered into by Mr. Diepholz and Company as of June 3, 2024, in the event of a termination of Mr. Diepholz’ service as a director of the Company prior to December 31, 2026 for any reason other than for cause, or if the Company fails to obtain the agreement of any successor in a change in control transaction to assume the Company’s obligations to Mr. Diepholz under his agreement, Mr. Diepholz will be entitled to receive all accrued director compensation owing under his agreement together with amounts equal to the director compensation to which he would have been entitled if he had remained a director of the Company through December 31, 2026, which amounts are payable, at the discretion of the Company, either as a lump sum or ratably on a basis no less frequently than monthly. Payment of such amounts is subject to customary conditions, including Mr. Diepholz’ compliance with certain restrictive and other covenants contained in his agreement.

Pursuant to the terms of the employment agreement entered into by Mr. Hazelton and the Company, upon a termination by the Company without cause or by Mr. Hazelton for good reason, within 12 months following a change of control, or upon Mr. Hazelton’s death or disability, Mr. Hazelton will be entitled to a lump sum severance payment equal to 24 months of his then current base salary plus his maximum annual discretionary bonus.

Pursuant to the terms of the employment agreement entered into by Mr. Sotomayor and the Company, upon a termination by the Company without cause or by Mr. Sotomayor for good reason, Mr. Sotomayor’s death or disability, or the occurrence of a triggering event following a change in control, Mr. Sotomayor will be entitled to a lump sum severance payment equal to 12 months of his then current base salary.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary of Compensation Table as described in the footnotes to the following table.

In accordance with the SEC rules for smaller reporting companies, only three years of information is required under Item 402(v) of Regulation S-K.

Year	Summary Compensation Table for Mr. Diepholz (1)	Summary Compensation Table for Mr. Hazelton (1)	Summary Compensation Actually Paid to Mr. Diepholz (2)	Summary Compensation Actually Paid to Mr. Hazelton (2)	Average Summary Compensation Table Total for Non-PEO NEO's (3)	Average Compensation Actually Paid to Non-PEO NEO's (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (Loss) (6)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2024	$1,308,350	$143,375	$1,308,350	$143,375	$449,846	$449,846	$57.14	$(8,134,852)
2023	$1,058,371	$-	$	$-	$787,536	$787,536	$115.43	$(14,533,504)

2022	$889,500	$-	$	$-	$568,534	$568,534	$139.43	$6,685,802

(1)

For each of the years 2022 and 2023 and through June 3, 2024, Mr. Koy W. Diepholz was the Chief Executive Officer. From June 4, 2024 through December 31, 2024, Mr. Rohan Hazelton was the Chief Executive Officer. The values reflected in this column reflect the “Total Compensation” paid to Mr. Diepholz and Mr. Hazelton, the Company’s Principal Executive Officer for their respective periods, as set forth in the Summary of Compensation Table.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Diepholz and Mr. Hazelton, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Diepholz and Mr. Hazelton during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Diepholz and Mr. Hazelton:

Reconciliation of Summary of Compensation Table Total to Compensation Actually Paid for CEO	2024 Hazelton	2024 Diepholz	2023 Deipholz	2022 Deipholz
Summary of Compensation Table Total	$143,375	$1,308,350	$1,058,371	$889,500
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year				$(1,645,000)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End				1,233,750
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date			-	$411,250
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End		$(707,000)	(411,250)
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date		$707,000	$411,250
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Compensation Actually Paid	$143,375	$1,308,350	$1,058,371	$889,500

(3)

For 2022 and 2023, the non-PEO NEOs were Rene Mladosich and Dr. Jose Vargas Lugo. For 2024, the non-PEO NEOs were Rene Mladosich, Dr. Jose Vargas Lugo and Alonso Sotomayor. The values reflected in this column reflect the average “Total Compensation” paid to each of the non-PEO NEOs in the applicable year, as set forth in the Summary of Compensation Table for the applicable year.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Reconciliation of Average Summary of Compensation Table Totals for non-PEO NEOs to Average Compensation Actually Paid to non-PEO NEOs	2024	2023		2022
Average Summary of Compensation Table Total	$449,846		$787,536	$568,534
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year		$		(763,752)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End		$		572,814
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date		$		190,938
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End	$(53,500)		(190,938)
Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date	$53,500		190,938
Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Average Compensation Actually Paid	$449,846		$787,536	$568,534

(5)

Cumulative Total Shareholder Return (“TSR”) value listed in each year reflects what the cumulative value of $100 would be if invested on December 31, 2021. TSR is calculated on a cumulative basis by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, if any, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between the information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Diepholz and Mr. Hazelton and the average amount of CAP to the Company’s Named Executive Officers as a group (excluding Mr. Diepholz and Mr. Hazelton) relative to the Company’s cumulative TSR over the three years presented in the table.

Pay ($thousands) Versus TSR 2022 - 2024
1400
1200
1000
800
600
400
200
0
2022
2023
2024
CAP to PEO - Hazelton
CAP to PEO - Diepholz
Avg Comp to Non PEO NEO's
TSR

Compensation Actually Paid and Net Income (Loss)

As demonstrated by the following table, the amount of CAP to Mr. Diepholz and Mr. Hazelton, the average amount of CAP to the Company’s Named Executive officers as a group (excluding Mr. Diepholz and Mr. Hazelton) is not aligned with the Company’s net loss over the three years presented in the table. The Company has not used net loss as a performance measure in the overall executive compensation program.

Pay Versus Net Income (all &thousands) 2022 - 2024
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$(20,000)
2022
2023
2024
CAP to PEO Hazelton
CAP to PEO Diepholz
Avg Comp to Non PEO NEO's
Net Income

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2024 to each of our non-employee directors who served as directors during 2024:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option awards ($) (d)	All other compensation ($) (g)	Total ($) (h)
Dale Petrini		$18,750		$100,000 (2)	$118,750
Phillip Rose				$100,000 (2)	$100,000
Brent Omland
Quinton Hennigh			$50,356 (1)		$50,356
John Wasserman		$18,750		$100,000 (2)	$118,750

(1) The amounts reported represent the aggregate grant date fair value of stock options awarded in 2024, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value are set forth in the notes to our audited financial statements included in our Annual Report. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the director upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options. As of December 31, 2024, Mr. Hennigh held options to purchase 400,000 shares of common stock that vest in 25% increments on each of the first four anniversaries of the grant date of February 16, 2024.

(2) Compensation accrued but not paid in 2024.

Beginning in calendar year 2023 at the recommendation of an outside valuation consultant, the Compensation Committee approved cash compensation to the non-employee directors of $100,000 per year for service on the Board and all committees thereof.

In April 2025, the Compensation Committee recommended and the Board approved compensation for non-employee directors of $25,000 cash annually, $4,000 cash annually for each committee a director serves on, $2,000 cash annually for each committee a director chairs, and equity awards valued at $50,000, subject to certain vesting requirements.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the amount and nature of beneficial ownership of each of the following as of April 20, 2025: (i) each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities; (ii) each of our directors and director nominees; (iii) each of our Named Executive Officers; and (iv) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Outstanding(1)
Rohan Hazelton	10,000	(2)	*	%
Alonso Sotomayor	—	(3)	*	%
K.W. (“K.D.”) Diepholz 1303 Regency Court Southlake, Texas 76092	3,180,000		10.85%
Matthew K. Rose 1110 Post Oak Place Westlake, Texas 76262	5,296,775	(4)	17.87%
Golden Post Rail, LLC 1110 Post Oak Place Westlake, Texas 76262	2,805,296	(5)	9.46%
MKR 2022 Grantor Retained Annuity Trust 1110 Post Oak Place Westlake, Texas 76262	1,755,000	(6)	5.92%
Gareth Nichol 5 Greenwood Rd. Greenwood Village, CO 80111	5,925,768	(7)	19.87%
Dr. Jose Vargas Lugo	349,508		1.19%
Dale G. Petrini	293,939	(8)	1.00%
Quinton Hennigh	100,000	(9)	*	%
Phillip A. Rose	—		*	%
Brent Omland	—		*	%
Maria Virginia Anzola	—		*	%
Tayler Diepholz	204,273		*	%
Oscar M. Cabrera	—		*	%
All directors and executive officers as a group (9 persons)	3,933,447		13.35%

(1) The table assumes 29,315,726 shares of common stock issued and outstanding as of April 20, 2025. For purposes of the table, we determined the number of shares of each class as beneficially owned by each person under Rule 13d-3(d)(1) of the Exchange Act. Under this rule, shares of voting stock not outstanding that are subject to issuance pursuant to options, warrants, rights or conversion privileges exercisable by a person within 60 days of the date indicated are deemed outstanding for the purpose of calculating the number and percentage beneficially owned by such person, but are not deemed outstanding for the purpose of calculating the number or percentage beneficially owned by any other person listed in the table. Except where otherwise noted, we believe that each individual or entity named has sole investment and voting power with respect to the shares beneficially owned by such person, subject to community property laws, where applicable. Beneficial ownership and voting power representing less than one percent of the outstanding shares of a class is denoted with an asterisk (*).

(2) Mr. Hazelton was appointed as our President and Chief Executive Officer on June 3, 2024.

(3) Mr. Sotomayor was appointed as our Chief Financial Officer on July 22, 2024.

(4) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024 and Form 4 filed on April 17, 2025. Includes shares of common stock beneficially owned by Golden Post Rail, LLC and MKR 2022 Grantor Retained Annuity Trust, and includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by Golden Post Rail, LLC. Mr. Rose shares voting and dispositive power with respect to 4,260,296 of the shares.

(5) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024 and Form 4 filed on April 17, 2025. Includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner. Golden Post Rail, LLC shares voting and dispositive power with respect to all of the shares.

(6) Based upon Schedule 13D/A filed by such beneficial owner with the SEC on October 22, 2024 and Form 4 filed on April 17, 2025. Includes 329,881 shares of common stock issuable upon the conversion of derivative securities beneficially owned by Golden Post Rail, LLC.

(7) Based upon Schedule 13G/A filed by such beneficial owner with the SEC on October 24, 2024. Includes 500,000 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner.

(8) Includes 50,000 shares of common stock issuable upon the conversion of derivative securities beneficially owned by such beneficial owner.

(9) Consists of 100,000 shares of common stock issuable upon the exercise of vested stock options.

PREFERRED SHARES (SERIES C)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series C	Golden Post Rail LLC	1110 Post Oak Place Westlake, Texas 76262	1,734,992	100.0%

PREFERRED SHARES (SERIES D)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series D	Dale Petrini	29 Bash Pl. Houston, TX 77027	50,000	6.58%
Series D	Gareth Nichol	5 Greenwood Rd. Greenwood Village, CO 80111	500,000	65.79%
Series D	Ronald Vail	6766 Pine Circle Toledo, OH 43617	100,000	13.16%

PREFERRED SHARES (SERIES E)

Preferred Series	Beneficial Owner	Address	Preferred Shares	Percent Ownership
Series E	Golden Post Rail LLC	1110 Post Oak Place Westlake, Texas 76262	1,552,795	100.0%

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Options, Warrants or Rights	Weighted Average exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity

			Compensation Plans
Equity compensation plans approved by security holders (1)	4,000,000	N/A	1,575,000
Equity compensation plans not approved by security holders (2)	1,500,000	N/A	500,000
Total	1,500,000	N/A	500,000

(1) Includes awards outstanding under our 2024 Amended and Restated Equity Incentive Plan

(2) Includes awards outstanding under our 2022 Stock Incentive Plan (the “2022 Plan”).

Material Features of the 2022 Plan

Effective Date; Duration of the Plan. The 2022 Plan became effective on September 30, 2022 and will remain in effect until September 30, 2032, unless earlier terminated by the Board.

Plan Administration. The 2022 Plan is administered by the Compensation Committee. The Compensation Committee has the authority to, among other things, interpret the 2022 Plan, determine who is granted awards under the 2022 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2022 Plan.

Eligibility. The Compensation Committee may grant awards to any employee or other individual that performs services for the Company and/or its subsidiaries.

Shares Available for Awards. The 2022 Plan authorizes the issuance of up to 2,000,000 shares of common stock.

If any outstanding award expires or is forfeited for any reason, the shares of common stock which were subject to the award will, unless the 2022 Plan has been terminated, become available for future awards under the 2022 Plan.

Types of Awards the May Be Granted. Subject to the limits in the 2022 Plan, the Compensation Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are restricted stock. A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Compensation Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.

Adjustment Upon Changes in Stock. In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2022 Plan and any award agreements, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Change in Control. Upon a change in control of the Company, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any award will be automatically accelerated or waived.

Amendment or Termination of the Plan. The Board may suspend, amend, modify or terminate the 2022 Plan at any time; provided that, except as otherwise provided on the 2022 Plan, no such suspension, termination, amendment or modification of the 2022 Plan may adversely affect in any material way any award previously granted under the 2022 Plan without the applicable participant’s consent.

Amendment of Awards. The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not amend an award that would impair a participant’s rights under the award without the participant’s consent.

U.S. Federal Income Tax Consequences of Awards. Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction. If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements for our named executive officers, which are described elsewhere in this proxy statement, below are transactions since January 1, 2023 in which we have participated or will be a participant and:

•
the amounts involved exceeded or will exceed $120,000;

•
and any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

During the year ended December 31, 2024, the Company paid or accrued $312,500 in management fees to its directors.

During the year ended December 31, 2022 the Compensation Committee approved stock awards to employees, directors and consultants of the Company. The stock awards approved were issued to each of the individuals/entities and vested 25% immediately and the remainder vest 25% each year on December 31st for the next three years, subject to resignation or termination provisions. The awards totaled 1,500,000 shares of which 1,175,000 were awarded to officers and/or directors. Total stock-based compensation recognized on awards granted to related parties totaled $969,375 and $690,313 during each of the years ended December 31, 2024 and 2023.

On April 19, 2023 the Company repurchased the Series A Preferred stock from the Mr. Diepholz for $1,250,000.

On October 18, 2024 we entered into privately negotiated stock purchase agreements with several accredited investors, pursuant to which we issued and sold to the investors in a private placement an aggregate of 5,769,231 shares of our common stock. We received aggregate net proceeds from the private placement of approximately $6.0 million. The following table summarizes the shares of our common stock that holders of more than 5% of our voting securities purchased in the private placement:

Name	Number of Shares of Common Stock Purchased	Purchase Price Paid
Golden Post Rail, LLC	1,495,000	$1,554,800
Gareth Nichol	2,778,846	$2,900,000

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible for the approval of all related party transactions.

REPORT OF THE AUDIT COMMITTEE

Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2024.

The Audit Committee has reviewed and discussed the audited financial statements of DynaResource, Inc. with management. The Audit Committee has discussed with Davidson & Company, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has also received written disclosures and the letter from Davidson & Company LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence, and has discussed with Davidson & Company LLP its independence from our company. The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the NASDAQ Stock Market.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

This report is submitted by the Audit Committee of the Board of Directors:

Phillip Rose, Chairman

Brent Omland

Dale Petrini

PROPOSALS 1 AND 2

ELECTION OF DIRECTORS

The Company’s Board is presently comprised of Class I and Class II directors. The Board has nominated the individuals identified below for election as Class I and Class II directors at the Annual Meeting. If they are elected, they will serve on our Board until the next annual meeting of stockholders or until their earlier death, resignation, or removal. Under the terms of our Amended and Restated Certificate of Incorporation, as amended, the Series C Preferred stockholders have the right to elect the Class II director. Additionally, pursuant to the terms of the Revised and Amended Agreement Concerning the Business Relationship between K.D. Diepholz and the Company, as a result of K.D. Diepholz not being nominated for election as a director at the Annual Meeting, the Company is required to nominate Tayler Diepholz for election as a Class I director at the Annual Meeting.

The names of the nominees and certain information about them are set forth below. Such information includes their present positions, principal occupations and public company directorships held in the past five years as well as the specific experience, qualifications, attributes or skills of each nominee that led the Board to believe that, as of the date of this Proxy Statement, the nominee is qualified to serve on the Board. However, each member of the Board may have a variety of reasons for believing a particular person would be an appropriate Board member, and these views may differ from the views of other members of the Board.

Name	Age	Position	Director Since	Class
Oscar M. Cabrera	62	New Director Nominee	N/A	I

Dr. Quinton Hennigh	58	Incumbent Director	2024	I

Brent Omland	44	Incumbent Director	2024	I

Rohan Hazelton	51	President, Chief Executive Officer and Incumbent Director	2024	I

Philip A. Rose	36	Incumbent Director	2015	II

Dale G. Petrini	70	Incumbent Director	2016	I

Maria Virginia Anzola	52	Incumbent Director	2025	I

Tayler Diepholz	36	New Director Nominee	N/A	I

Proposal 1 – Election of Class I Directors

The following individuals are nominated to serve as Class I Directors:

•
Oscar M. Cabrera
•
Dr. Quinton Hennigh
•
Brent Omland
•
Rohan Hazelton
•
Dale Petrini
•
Maria Virginia Anzola
•
Tayler Diepholz

Oscar M. Cabrera. Mr. Cabrera has over 25 years of experience as an equity analyst, covering the metals and mining industry for bulge bracket investment banks and Canadian financial institutions, including Goldman Sachs, Merrill Lynch Canada and CIBC World Markets. He obtained recognition for industry thought leadership, fundamental commodity analysis and strong industry relationships, which has led to advisory roles for public and private mining companies, including Nexa Resources S.A. and Karst Capital Partners. He also participated in the vetting of and advising on primary and secondary offerings in Canada, the U.S. and Europe. Mr. Cabrera recently served as an independent director and Chair of Sierra Metals Inc. He holds an MBA from York University, an M Eng. in Structural Engineering from the University of Toronto and a B. Sc in Civil Engineering from the Instituto Tecnológico y de Estudios Superiores de Monterrey. Mr. Cabrera is a Canadian Citizen, originally from Mexico.

We believe that Mr. Cabrera’s experience in the mining sector with a history of industry involvement, familiarity with the capital markets and fluency in Spanish and English qualify him to serve as a member of our Board.

Dr. Quinton Hennigh. Dr. Hennigh is an exploration geologist with 33 years’ experience, predominantly in the gold industry. He holds a M.Sc. and Ph.D. in geology and geochemistry from the Colorado School of Mines. Early in his career, he explored for gold for major mining companies including Homestake Mining Company, Newcrest Mining Ltd., and Newmont Mining Corporation. Beginning in 2007, Dr. Hennigh shifted focus to the junior mining space where he has worked for several successful gold explorers, notably Gold Canyon Resources where he led the discovery of the 5.2 million ounce Springpole gold deposit, Ontario. Currently, Dr. Hennigh is Technical and Geologic Director to Crescat Capital and is CEO of private miner, San Cristobal Mining.

We believe that Mr. Hennigh’ experience in discovery and development of mineral resource projects in the Americas qualify him to continue to serve as a member of our Board.

Brent Omland. Mr. Omland is a mining executive with 20 years of experience in the mining and metals trading industry. Mr Omland is a graduate of the University of British Columbia and a Canadian CPA. Mr. Omland has also worked in finance roles for Teck Resources and in senior finance roles for an integrated lead mining and smelting group based in Australia (Ivernia/Enirgi Metals). Mr. Omland is Co-CEO and CFO of Ocean Partners UK Limited. Mr Omland also serves on the Board of Directors for Dore Copper Mining Corp, Galantas Gold Corporation and Nicola Mining Inc., all listed on the TSX-V.

We believe that Mr. Omland’s lifetime of involvement in the mining industry from production to financing to trading qualify him to continue to serve as a member of our Board.

Rohan Hazelton. Mr. Hazelton has 23 years of leadership experience in the mining industry, with financing and operational expertise, and experience building and expanding mines and leading high-performance teams which are the foundations for world-class companies. Mr. Hazelton has significant operational experience in Mexico. Prior to joining the Company, Mr.

Hazelton was Chief Executive Officer of NorZinc Ltd, a zinc-lead-silver developer, Chief Financial Officer of both Cerrado Gold (TSXV: CERT) and Ascendant Resources (TSX: ASND), and co-founded KORE Mining (TSXV: KORE), serving as KORE’s CEO. Prior to that, he worked at Goldcorp, and its predecessor Wheaton River Minerals, as one of its earliest employees and held roles of increasing leadership and responsibility throughout the organization including CFO Goldcorp Mexico and VP Strategy. Mr. Hazelton has served on the Board of Directors of NorZinc, Primero Mining, Terrane Metals and Gryphon Gold as well as several non-profits. He holds the Chartered Professional Accountant designation and graduated from Harvard University with Honors, with a Bachelor of Arts in Applied Math and Economics. Mr. Hazelton holds dual citizenship in Canada and the US.

We believe that Mr. Hazelton’s experience in the mining sector with a history of operational efficiencies and fluency in Spanish and English qualify him to continue to serve as a member of our Board.

Dale G. Petrini. Mr. Petrini brings over 40 years of extensive international project and manufacturing experience to the Board. During his 40+ years with The Dow Chemical Company, Houston, Texas, Mr. Petrini was the engineering sponsor, advisor and led the project development for several international mega projects totally over $50 billion USD. In his latest role for Dow, he was responsible for the project development of mega project growth opportunities in Latin America. Previously, Mr. Petrini was responsible for Global Construction Management and Global Capital Procurement for Dow with offices and personnel located throughout the world. In addition, he was the Plant Manager for several production units and led the respective business management teams. Mr. Petrini earned his civil engineering degree from The University of Michigan and is a registered licensed professional engineer. He holds dual citizenship in the US and EU.

We believe that Mr. Petrini’s more than 40 years of engineering experience with senior management oversight of operations, both domestically and internationally, qualify him to continue to serve as a member of our Board.

Maria Virginia Anzola. Ms. Anzola brings over 27 years of extensive legal experience to the resource sector, with specific expertise in the mining industry and operations in Latin America. She is called to the bar in both Venezuela and Ontario, which gives her a strong foundation in both civil law and common law. Ms. Anzola holds a Master of Laws from The University of Michigan, Ann Arbor, and from Osgoode Hall Law School (York University), as well as a Certificate in Mining Law from Osgood Hall Law School. She is fluent in Spanish and English and conversational in French. She has served as General Counsel and Corporate Secretary for Ascendant Resources Inc (TSX:ASND), and Cerrado Gold Inc (TSXV:CERT). She previously held the position of Assistant General Counsel at Primero Mining Corp. and served as Senior Counsel at Hudbay Minerals Inc. Her career also includes experience in the oil and gas industry, further broadening her understanding of international resource operations and regulatory landscapes. She also serves on the Board of Directors of Cerrado Gold Inc.

We believe that Ms. Anzola’s experience as a lawyer, her leadership experience in senior positions in mining companies, including experience with regulatory and compliance matters both in common law and civil law, as well as her fluency in Spanish and English qualify her to serve as a member of our Board.

Tayler Diepholz. Mr. Diepholz Mr. Diepholz is a mining professional with 12 years of experience at DynaResource, Inc, in various roles. At DynaResource, Mr. Diepholz is currently the Vice President of Corporate Development and Concentrate Sales. His previous roles and responsibilities include capital formation, strategy and operations, and FP&A. Mr. Diepholz holds an MBA from Southern Methodist University in Dallas, Texas, and a Bachelor’s degree in Finance from Texas Christian University.

We believe that Mr. Diepholz’s more than 12 years of employment with DynaResource qualifies him to serve as a member of our Board.

Required Vote – Proposal 1 – Election of Class I Directors

Class I Directors will be elected by a plurality vote of the shares of Common Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEES FOR CLASS I DIRECTORS IN PROPOSAL 1.

***

Proposal 2 – Election of Class II Director

The following individual is nominated to serve as the Class II Director:

•	Phillip A. Rose

Philip A. Rose. Mr. Rose is a Partner at Cross Tie Capital, Ltd, a Texas family investment office with a focus on alternative assets. Through this role, Mr. Rose serves in various operating roles of Cross Tie’s portfolio companies and Managing Partner of KMO Burger, LLC, a quick-serve restaurant holding company. He is also responsible for investment origination, asset management and disposition oversight of Cross Tie’s holdings. Mr. Rose has extensive experience in private investments, in a variety of asset classes and a broad array of investment structures. He is also a member of the firm’s investment committee. Mr. Rose is a graduate of Texas Christian University in Fort Worth, Texas. Mr. Rose is the appointee to the Board of Directors by Golden Post, LLC, the holder of the Series C Preferred Stock.

Required Vote – Proposal 2 – Election of Class II Director

The Class II Director will be elected by the shares of Series C Preferred Stock, voting as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE NOMINEE FOR CLASS II DIRECTOR IN PROPOSAL 2.

***

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF DAVIDSON & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

General

The Audit Committee of the Board has appointed Davidson & Company LLP, Vancouver, BC, Canada to serve as the Company’s present independent registered public accounting firm for the fiscal year ending December 31, 2024. Davidson & Company LLP has served as the Company’s independent registered public accounting firm since 2023.

At the Annual Meeting, you will be asked to ratify the appointment of Davidson & Company LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The Company expects a representative of Davidson & Company to be present, either in person or electronically, to have the opportunity to make a statement if they desire to do so, or to be available to respond to appropriate questions, at the Annual Meeting.

Independence

Davidson & Company LLP has advised us that it has no direct or indirect financial interest in us or in any of our subsidiaries and that during fiscal year 2024, it had no connection with us or any of our subsidiaries, other than as our independent registered public accounting firm or in connection with certain other services, as described below.

Principal Accountant Fees and Services

During fiscal year 2024, we entered into an engagement agreement with Davidson & Company LLP, which sets forth the terms by which Davidson & Company LLP agreed to perform audit services for us. Those services consisted of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

During fiscal year 2024, Davidson & Company LLP performed services consisting of the audit of our annual consolidated financial statements and review of the quarterly financial statements.

Davidson & Company LLP did not perform any financial information systems design and implementation services for us or our subsidiaries in fiscal years 2024 or 2023.

The following table summarizes the fees paid by us to our independent registered public accounting firm during fiscal years 2024 and 2023.

Type of Service and Fee	2024	2023
Audit Fees (1)	$363,121	$218,696
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	-	-

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures requiring pre-approval by the Audit Committee of the engagement of the Company’s independent auditor to perform audit services, as well as permissible non-audit services.

AUDIT SERVICES: The terms and fees for the Company’s annual audit are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit, required quarterly reviews, subsidiary audits and other procedures required to be performed by the auditor to form an opinion on our financial statements, and such other procedures including information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control. Other audit services may also include statutory audits or financial audits for subsidiaries and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or used in connection with securities offerings.

AUDIT RELATED SERVICES: Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor. Audit-related services are subject to the specific pre-approval of the Audit Committee. Audit-related services include, among others, due diligence services relating to potential business acquisitions/dispositions; accounting consultations relating to accounting, financial reporting or disclosure matters not classified as audit services; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

TAX SERVICES: Tax services are subject to the specific pre-approval of the Audit Committee. The Audit Committee will not approve the retention of the independent auditor in connection with a transaction the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

ALL OTHER SERVICES: Pre-approval by the Audit Committee is required for those permissible non-audit services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Required Vote – Proposal 3 – Ratification of Independent Registered Public Accounting Firm

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the Company’s Common Stock, together with shares of Common Stock issuable upon conversion of the outstanding shares of Series C Preferred Stock, Series D

Preferred Stock and Series E Preferred Stock, voting together as a single class, present at the Annual Meeting in person or by proxy and entitled to vote on this Proposal.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of Davidson & Company LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Davidson & Company LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the stockholders ratify the selection, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 3.

***

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Annual Meeting on all matters on which such voting group has the right to vote constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Annual Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Annual Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified. Once a share is represented for any purpose at the Annual Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business on April 28, 2025 as the “Record Date” to determine those shares eligible to vote at the Annual Meeting. Only persons holding shares of the Company’s Common Stock, Series C Preferred Stock, or Series D Preferred Stock as of the Record Date are entitled to vote at the Annual Meeting. As of April 28, 2025 there were 29,315,726 shares of Common Stock outstanding and eligible to vote. Also as of April 28, 2025, 1,734,992 shares of Series C Preferred were outstanding, convertible into an aggregate of 2,224,349 shares of Common Stock and eligible to vote on an as converted basis, 760,000 shares of Series D Preferred were outstanding, convertible into an aggregate of 760,000 shares of Common Stock and eligible to vote on an as converted basis and 1,552,795 shares of Series E Preferred were outstanding, convertible into an aggregate of 1,552,795 shares of Common Stock and eligible to vote on an as converted basis.

Effect of Abstentions and Broker Non-Votes

The election of directors to the Company’s Board is determined by a plurality of eligible votes cast for each such proposal, so an abstention on those proposals has no effect on the outcome of the proposal. The other proposals set forth in this proxy statement may be approved by the vote of a majority of the shares present at the Annual Meeting in person or by proxy, so long as a quorum is present, so an abstention on those proposals will have the effect of a negative vote.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

Vote by Internet

You may vote by Internet prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on April 30, 2025 up until 11:59 p.m. Eastern Time on June 22, 2025.

Vote Online at the Meeting	You can vote online while virtually attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/DYNR2025.
Vote by Mail	To vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Vote by Telephone

You may vote by telephone prior to the Annual Meeting by following the instructions included with your proxy card or the notice we mailed to you on April 30, 2025 up until 11:59 p.m. Eastern Time on June 22, 2025.

You can vote either in person by attending the virtual Annual Meeting via webcast or by proxy (whether or not you attend the virtual Annual Meeting via webcast). To vote while attending the virtual Annual Meeting via webcast, you will need to follow the instructions posted at www.virtualshareholdermeeting.com/DYNR2025 and will need to enter the 16-digit control number included on your Notice, your proxy card or voter instruction form.

You May Revoke or Change Your Vote

As a record holder, if you submit voting instructions by telephone or by the internet, you may change your vote by following the same instructions used in originally voting your shares at any time prior to the vote during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you may change your voting instructions by following the instructions of your broker, bank, or other nominee. Your vote at the Annual Meeting will constitute a revocation of any earlier proxy or voting instructions. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are DynaResource stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request householding of their communications should contact their brokers.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C.

20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.

222 W. Las Colinas Blvd. / Suite 1910 North Tower

Las Colinas / Irving, TX 75039

Attention: Corporate Secretary

(972) 869-9400

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2025 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2025 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at DynaResource, Inc., 222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2025 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before December 31, 2025. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate directors and present other business for consideration at our 2026 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2025, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2025 Annual Meeting, such a proposal must be received no earlier than February 23, 2026 nor later than March 26, 2026. In the event that the date of the 2025 Annual Meeting is called for a date that is more than 30 days in advance of the anniversary of this year’s Annual Meeting or later than 70 days after the anniversary of this year’s Annual Meeting, such notice by the stockholder must be so received by the Board not later than the close of business on the later of the 90th day prior to such next annual meeting or the close of business on the 10th day following the date the Company publicly announces the date of such next annual meeting (by press release or SEC filing). Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933 or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” will not be deemed incorporated, unless specifically provided otherwise in such filing.

In addition, references to our website are not intended to function as a hyperlink and the information contained on our website is not intended to be part of this Proxy Statement. Information on our website, other than this Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, is not part of the proxy soliciting material and is not incorporated herein by reference.

By Order of the Board of Directors,

/s/ Rohan Hazelton

Rohan Hazelton
Chief Executive Officer April 30, 2025